2006 High Yield Bond & Syndicated Loan Conference March 2006 Exhibit 99.1

Forward Looking Statements
Forward Looking Statements
This presentation may contain statements that predict or forecast future events or results, depend on future events for their accuracy or otherwise contain “forward-looking information.” The words “estimates,” expects,” contemplates,” “anticipates,” “projects,”
“plans,” “intends,” “believes,” “forecasts,” “may,” “should,” and variations of such words or similar expressions are intended to identify forward-looking statements.  These statements are made based on management's current expectations and beliefs concerning future events and various assumptions and are not guarantees of future performance.  Actual results may differ materially as a result of various factors, some of which are beyond our control, including but not limited to: general economic and business conditions, industry trends, changes in our leverage, interest rate changes, changes in our ownership structure, competition, the loss of any of our major customers or suppliers, changes in demand for our products, changes in distribution channels or competitive conditions in the markets where we operate, costs of integrating acquisitions, loss of our intellectual property rights, fluctuations in price and supply of raw materials, seasonality, our reliance on co-packers to meet our manufacturing needs, availability of qualified personnel, and changes in the cost of compliance with laws and regulations, including environmental laws and regulations.  There may be other factors that may cause our actual results to differ materially from the forward-looking statements.  We assume no obligation to update the information contained in this presentation.

Pinnacle
FOODS CORPORATION

Swanson
Hungry-Man
Aunt Jemima
Mrs Paul's
Van de Kamp's
Lender's
Celeste

vlasic
Duncan Hines
Mrs Butter-worth's
Log Cabin
Open Pit

2 % Total Net Sales 18.0% 19.2% 8.4% 1.1% % Total Net Sales 24.5% 12.0% 7.6% 5.8% 3.3% Diversified Product Lines Diversified Product Lines Frozen foods: 53.3% Dry foods: 46.7%

Pinnacle
FOODS CORPORATION

		Vlasic (since 1942)		
		Armour		
		Duncan Hines		
		Mrs. Butterworth's Log Cabin		
		Aunt Jemima		
		Hungry-Man Swanson		
		Van de Kamp's Mrs. Paul's		
		Lender's

Leading Brands in Large Categories
Leading Brands in Large Categories
Note: IRI data for the 52 weeks ending December 2005.
(1) Single-serve, full-calorie dinners and entrees.
Category
Category
size Major brands
Market
position Market share
Pickles, peppers and relish $1.0 billion #1 17.8%
Vienna sausage $138 million #1 52.1%
Baking mixes and frostings $1.3 billion #2 19.4%
Syrups $479 million #2
#3
9.5%
9.4%
Froz en breakfast $1.1 billion #3 13.6%
Frozen dinners and entrees
(1)
$2.2 billion #3 12.1%
Frozen prepared seafood $575 million #2
#3
13.9%
9.4%
Bagels $552 million #2 15.3%

Results and Accomplishments
Results and Accomplishments
Sales and Marketing Momentum
Rebuilt brands with strong advertising and consumer programming
– Launched 40+ new items
– Improved product quality and contemporized packaging
– Reversal of longstanding steep declines in retail sales
– Consistent consumption growth since June 2004
Rebuilt a decimated Aurora sales force and created a new marketing organization
Brands have regained credibility with both retailers and customers
Built significant penetration in emerging channels
Strong sales growth in alternate distribution channels, including
Canada, private label, and food service

Results and Accomplishments
Results and Accomplishments
Integration Initiatives
Annualized cost savings of $50 million achieved
Completed closure of Omaha plant
Effective SKU rationalization, over 250 SKUs discontinued
Shifted production of Open Pit to in-house manufacturing from a co-packing arrangement, increasing margins for this product line
Initiated closure of Erie plant (to be completed in H1 2006)
Completed integration of corporate functions
Organization and infrastructure have been streamlined and positioned to support future growth
Restructuring of warehousing and transportation network in progress
Other
Completed purchase of Armour canned meats

Overview of Armour Acquisition
Armour is a leading brand with attractive cash flow generation at what we believe is an attractive purchase price of $183 million
Armour is a leading player in the canned meat category, with #1 market shares in
Vienna sausages, potted meat, and sliced dried beef
– 2005E net sales of approximately $225 million
– Maintains a 2x relative market share in Vienna Sausage (accounts for ~ 50% of retail sales)
– Well-known brand with consumer awareness of over 75%
– Large and stable category of $1.4 BN, growing at approximately 2% annually
Pinnacle management has experience in the canned meat category through prior ownership of Libby’s canned meats
Standalone 450,000 square foot plant located in Fort Madison, Iowa with minimal capital requirements. Simplifies separation from parent.

Recent IRI Trends
Recent IRI Trends
IRI Category
Jun-04 Dec-04 Jun-05 Dec-05 52 wk Dec-05
Duncan Hines -7.5% -1.8% +10.7% +2.9% -3.2%
Mrs. Butterworth's -8.8% -2.2% +3.0% +2.9% -2.7%
Log Cabin -9.6% -6.2% -5.8% -3.6% -2.7%
Vlasic -0.3% -1.5% -2.7% -3.9% -2.9%
Hungry Man +7.4% -2.6% -2.5% -1.8% +0.8%
Swanson -12.3% -17.5% -11.5% -6.3% +0.8%
Aunt Jemima -6.1% -2.1% +2.4% +0.4% +2.7%
Seafood -17.4% -16.4% -6.9% -4.6% -0.6%
Lenders -16.9% -23.2% -19.3% -12.9% -0.3%
Celeste -2.5% -3.0% -0.9% +0.7% -1.2%
Open Pit -3.1% -5.4% -5.8% -9.1% -2.5%
IRI - 52 weeks ending
Armour data for the above periods was not available at the time of publication

Industry Challenges
Industry Challenges
Pinnacle has absorbed over $40 million of increased commodity costs over the past two years
– Higher costs for raw materials and packaging
– Increased production energy costs
– Increased fuel surcharges for product delivery
Nationwide trucking shortage, increasing freight rates
Increased leverage of growing and consolidating retail customers

Key Strategic Initiatives for 2006
Key Strategic Initiatives for 2006
Warehousing and transportation initiatives are top-priority for 2006
– Hired Bill Darkoch as Executive Vice President of Supply Chain. Industry veteran with over 20 years of supply management experience
– Implementation of identified annual savings
• Optimize warehouse network – consolidation and closures
• Improve deployment – reduce DC to DC transfers
– Systems initiatives to fully integrate all of the Company’s supply chain functions
Maintain sales momentum in retail channel and continue expansion in food service, private label and emerging channels
Complete consolidation of Erie facility (H1 2006)
Complete integration of Armour business

2006 Marketing and Sales Strategy
2006 Marketing and Sales Strategy
Branded Sales
Optimizing the marketing mix to maintain branded sales momentum
Strategic introduction of new items (12 new items for 2006 vs. 40 new items in 2005)
– New distribution opportunities
– Trade effectiveness
Winning the war at the store – tactical marketing support and strategic alignment with customers
– Category management initiatives
– Account specific marketing
– Enhanced trade strategies
Harvest Brands
Food Service
Expand distribution at key national channels and street accounts
New items including Grabwich sandwich and stuffed bagels line to capitalize on the “on–
the–go” trend
Continue to expand breakfast items into schools and business & industry

Pinnacle
FOODS CORPORATION

Duncan Hines
NEW!
Easy Spread!
Whipped

NEW!
Duncan Hines
Baking Kit
Signature
DESSERTS

NEW!
Duncan Hines
Baking Kit
Signature
DESSERTS

Celeste
New!

Aunt Jemima
NEW!
Magic minis
40
CINNAMON ROLL

Aunt Jemima
NEW!
Magic minis
40
STRAWBERRY SHORTCAKE

HUNGRY-MAN
New!
Jumbo Rigatoni with Meat Sauce
1 LB

HUNGRY-MAN
New!
Hearty Chicken Parmigiana
1 LB

HUNGRY-MAN
New!
Triple Cheese Lasagna with Meat Sauce
1 LB

New Items
New Items
Cream Cheese
Whipped Frosting
Hot Fudge Brownie Sundae
Signature Dessert
Chocolate Molten Lava Cake
Signature Dessert
Cheeseburger
Pizza For One
Aunt Jemima Magic Minis Pancakes
Cinnamon Roll
Aunt Jemima Magic Minis Pancakes
Strawberry Shortcake
Jumbo Rigatoni Dinner
Chicken Parmigiana  Dinner
Triple Cheese
Lasagna Dinner

Summary
Summary
Accomplishments
Brands have been revitalized and have regained credibility with retailers and customers
Organization and infrastructure have been streamlined and positioned to support future growth
Completed integration of corporate functions
Pinnacle generates strong free cash flow
Completed purchase of Armour canned meats
Strategic Initiatives
Restructuring of warehousing and transportation network in progress
Complete supply chain systems implementation
Complete Erie closing
Maintain sales momentum in retail channel and continue expansion in food service, private label and emerging channels
Complete integration of Armour acquisition

2006 High Yield Bond & Syndicated Loan Conference March 2006